UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2016

People’s Utah Bancorp
(Exact name of registrant as specified in its charter)

Utah	001-37416	87-0622021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street American Fork, UT
(Address of principal executive offices)

84003
(Zip code)

(801) 642-3998
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure.

On February 4, 2016 the Company will present at the FIG Partners 7th Annual West Coast Bank CEO Forum. A copy of the slides used in this presentation is being furnished as Exhibit 99.1. The presentation will also be made available on the investor relations section of the Company’s website at www.peoplesutah.com.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Presentation for FIG Partners 7th Annual West Coast Bank CEO Forum on February 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s Utah Bancorp

Date: February 3, 2016	By:	/s/ Richard T. Beard
Richard T. Beard
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation for FIG Partners 7th Annual West Coast Bank CEO Forum on February 4, 2016.

4